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EXHIBIT 32.1

Certification Of The Chief Executive Officer Pursuant To
Section 302 of the Sarbanes - Oxley Act of 2002.

I, Floyd D. Wilkenson, certify that:

1. I have reviewed this Quarterly report on Form 10Q-SB, as amended, of Ludlum Construction Co., Inc.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

                             /s/   FLOYD D. WILKENSON
                             ------------------------
                             Floyd D. Wilkenson
                             Authorized Agent/Sole Director
                             Appointed by Board of Directors on
                             March 19, 2004


Dated: December 6, 2004


Certification Of The Chief Financial Officer Pursuant To
Section 302 Of The Sarbanes - Oxley Act Of 2002

I, Floyd D. Wilkenson, certify that:

1. I have reviewed this quarterly report on Form 10 Q-SB, as amended, of Ludlum Construction Co., Inc.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

                             /s/   FLOYD D. WILKENSON
                             ------------------------
                             Floyd D. Wilkenson
                             Authorized Agent/Sole Director
                             Appointed by Board of Directors on
                             March 19, 2004

Dated: December 6, 2004